December 31, 2015

Strategic Funds, Inc.
-Global Stock Fund

Supplement to Summary and Statutory Prospectus dated April 1, 2015

The following information supplements and supersedes any contrary information contained in the fund’s summary and statutory prospectus.

Effective January 4, 2016, the fund will be re-opened to new investors.

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